UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

REGENERON PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REGENERON PHARMACEUTICALS, INC. 777 OLD SAW MILL RIVER ROAD TARRYTOWN, NY 10591-6707 ATTN: CORPORATE SECRETARY	Your Vote Counts! REGENERON PHARMACEUTICALS, INC. 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET for shares held directly and June 10, 2025 11:59 PM ET for shares held in a Plan.

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You invested in REGENERON PHARMACEUTICALS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 13, 2025.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 13, 2025 10:30 AM ET
Virtually at: www.virtualshareholdermeeting.com/REGN2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1.	Election of Directors
Nominees:
	1a.	Bonnie L. Bassler, Ph.D.	For
	1b.	Michael S. Brown, M.D.	For
	1c.	Leonard S. Schleifer, M.D., Ph.D.	For
	1d.	George D. Yancopoulos, M.D., Ph.D.	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.		For
3.	Proposal to approve, on an advisory basis, executive compensation.		For
4.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to declassify the board of directors.		For
5.	Amendments to the Company’s Certificate of Incorporation to Eliminate Supermajority Vote Requirements
	5a.	Proposal to approve an amendment to Article IV, Section 2(e)(8) of the Certificate of Incorporation.	For
	5b.	Proposal to approve an amendment to Article VI of the Certificate of Incorporation.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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